1998 Plan ION NETWORKS, INC. STOCK OPTION AGREEMENT

Optionee:	Patrick E. Delaney	Grant Date	January 28, 2004
	149 Mill Road	Shares Granted:	400,000
	North Hampton,	Price per Share:	$0.115
	NH 03862	Option Type:	ISO
		Option Plan:	1998 Plan
		Option ID:	1998 Plan - 689
		Vesting Start Date:	January 28,2004
		Grant Expiration Date:	January 29, 2009

Definitions:

For the purpose of this document, “Cause” is defined as termination of Executive by the Company for infractions by the Executive’s gross negligence, felony conviction and significant breach of Executive’s duties pursuant to the Employment Agreement.

Vesting:

Subject to the terms of the Plan as set forth on the following pages, 100% of the total number of shares subject to each option will vest immediately.

Date of Vest	Shares Vesting Over the Period	Vesting in Period Occurs	Last Date to Exercise

January 28, 2004	400,000	End of Period	January 28, 2009

IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

/s/ Patrick E. Delaney	By: /s/ Steve Deixler
————————————————	————————————
1. Patrick E. Delaney	Name: Steve Deixler Title: Chairman of the Board

 ION NETWORKS, INC.

1998 Plan

STOCK OPTION AGREEMENT

The Optionee (the “Employee”) named on the preceding Certificate of Stock Option Grant (the “Certificate”) has been granted an option to purchase Common Stock, $0. 001 par value (“Common Stock”), of ION NETWORKS, INC., a New Jersey corporation (the “Company”) subject to terms as and conditions as set forth on the Certificate and in this Agreement.

Vesting:

Subject to the terms of the Plan as set forth on the Certificate and in this Agreement, shares vest according to the vesting schedule indicated on the Certificate (“Vesting Schedule”).

1. Notwithstanding anything herein to the contrary, if at any time the Corporation shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

2. Nothing herein shall confer upon the Optionee any right to continue as an employee of the Corporation, its parent, or any of its subsidiaries, or interfere in any way with any right of the Corporation, its parent or its subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Corporation, its parent or any of its subsidiaries. Neither the Optionee nor his legal representatives shall have any of the rights or privileges of a shareholder of the Corporation I respect of any of the shares issuable upon the exercise of this option, unless and until certificates representing such shares shall have been issued and delivered; provided, however, that until such certificates are issued, the Optionee shall be treated as owning any previously acquired shares of Common Stock used to exercise such option.

3. The Corporation may withhold cash and/or shares of Common Stock in the amount, if any, necessary to satisfy its obligation to withhold taxes or other amounts by reason of the grant, exercise or disposition of the option or the shares of Common Stock underlying the option, or may require the Optionee to pay the Corporation such amount. The Optionee agrees to pay any such amount to the Corporation in cash upon demand.

4. The Company may affix appropriate legends upon the certificates for shares and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of any agreement between the Corporation and the Optionee with respect to such shares.

5. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, Federal and state securities and “blue sky” laws.

6. This option is not transferable by the Optionee other than by will or the laws of descent and distribution and may be exercisable during the lifetime of the Optionee, only by him or his legal representatives. Neither this option nor any of the rights and privileges conferred hereby shall be transferred, assigned, pledged (as collateral for a loan, or as security for the performance of an obligation, or for any other purpose), or hypothecated in any way (whether voluntarily, by operation of law or otherwise) or be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge (as collateral for a loan or as security for the performance of any obligation, or for any other purpose), hypothecation, execution, attachment or similar process shall be null and void and of no force or effect.

7. In the event that, prior to the issuance by the Corporation of all the shares pursuant to this option, there shall be any change in the outstanding Common Stock of the Corporation by reason of a stock dividend, stock split, spin-off, stock combination, recapitalization, merger in which the Corporation is the surviving corporation or the like, the remaining number of shares still subject to this option and the exercise price therefor shall be proportionally adjusted by the Board of Directors of the Corporation to reflect such change. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options, without payment therefor. The determination of the Board of Directors with respect thereto shall be conclusive and binding ion the parties. Notwithstanding anything herein to the contrary, in the event of (a) the liquidation or dissolution of the Corporation or (b) a merger in which the Corporation is not the surviving corporation or a consolidation involving the Corporation, this option shall terminate, unless other provision is made therefor in the transaction.

8. The invalidity, unenforceability, or illegality of any provision herein shall not affect the validity, enforceability, or legality of any other provision.

9. This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Corporation and to any heir, distributee, executor, administrator or legal representative entitled by law to the Optionee’s rights hereunder. This Agreement may not be amended except in writing signed by the parties.

10. Whenever notice is required to be given under the terms of this Agreement, such notice shall be in writing and shall be deemed delivered:

(a) if to the Corporation, upon receipt by the Corporation, at the Corporation’s address set forth above, Attention: Compensation/Stock Option Committee, or such other address as the Corporation may designate by notice to the Optionee, effective upon receipt of such notice by the Optionee.

(b) if to the Optionee, as of the day it is personally delivered, or 5 days after mailing, by registered or certified mail, return receipt requested, postage prepaid, at the Optionee’s address last provided to the Corporation, or such other address as the Optionee may designate by notice to the Corporation. Effective upon receipt of such notice by the Corporation.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflict of law provisions.

12. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior agreements

2000 Stock Option Plan ION NETWORKS, INC. STOCK OPTION AGREEMENT

Optionee:	Patrick E. Delaney	Grant Date	January 28, 2004
	149 Mill Road	Shares Granted:	400,000
	North Hampton,	Price per Share:	$0.115
	NH 03862	Option Type:	ISO
		Option Plan:	2000 Stock Option Plan
		Option ID:	2000 SOP - 696
		Vesting Start Date:	January 28,2004
		Grant Expiration Date:	January 29, 2009

Definitions:

For the purpose of this document, “Cause” is defined as termination of Executive by the Company for infractions by the Executive’s gross negligence, felony conviction and significant breach of Executive’s duties pursuant to the Employment Agreement.

Vesting:

Subject to the terms of the Plan as set forth on the following pages, 100% of the total number of shares subject to each option will vest immediately.

Date of Vest	Shares Vesting Over the Period	Vesting in Period Occurs	Last Date to Exercise

January 28, 2004	400,000	End of Period	January 28, 2009

IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

/s/ Patrick E. Delaney	By: /s/ Steve Deixler
————————————————	————————————
2. Patrick E. Delaney	Name: Steve Deixler Title: Chairman of the Board

 THIS STOCK OPTION CONTRACT entered into as of the date of grant (“Grant Date”) indicated on the preceding Certificate of Stock Option Grant (the “Certificate”) between Ion Networks, Inc., a Delaware corporation (the “Company”), and the Employee (the “Optionee”).

WITNESSETH:

1.The Company, in accordance with the allotment made by the Board of Directors of the Company or the committee of the Board of Directors designated to administer the Plan (collectively, the “Administrators”) and subject to the terms and conditions of the 2000 Stock Option Plan of the Company (the “Plan”), grants to the Optionee an option to purchase an aggregate number of shares of the Common Stock, $.001 par value per share, of the Company, indicated on the Certificate (the “Option to Purchase”) at the exercise price indicated on the Certificate (“Grant Price”). This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), although the Company makes no representation or warranty as to such qualification.

2. (a) The term of this option shall be five (5) years from final vesting (the “Grant Expiration Date”), subject to earlier termination as provided in the Plan.

(b) Except as provided in Paragraph 4 hereof, this option shall, provided the Optionee is then an employee of the Company, become exercisable in whole or in part in accordance with the vesting schedule as indicated on the Certificate.

(c) The right to purchase Shares under this option shall be cumulative, so that if the full number of Shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option. Notwithstanding the foregoing, in no event may a fraction of a Share be purchased under this option.

3. This option shall be exercised by giving written notice to the Company at its then principal office, Attention: Chief Financial Officer, stating that the Optionee is exercising the option hereunder, specifying the number of Shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) in cash or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with the authorization of the Administrators, any combination of the foregoing.

4. The Company may withhold cash and/or, with the authorization of the Administrators, Shares to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying Shares. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

5. In the event of any disposition of the Shares acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such Shares to him, the Optionee shall notify the Company thereof in writing within thirty (30)

days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee’s income, the Company’s deduction and its obligation to withhold taxes or other amount incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the Shares to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the Shares upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the Shares to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the Shares issued to him upon exercise of this option. Any subsequent resale or distribution of Shares by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of Shares being sold or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such Shares, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the Shares subject to this option under the Securities Act.

7. The Company may affix appropriate legends upon the certificates for Shares issued upon exercise of this option and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such Shares or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the Shares transferred upon the exercise of this option.

8. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

9. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan. Any capitalized term not defined herein shall have the meaning ascribed to it in the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

10. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of this option and the disposition of the Shares acquired upon exercise of the option, including without limitation, federal and state securities and “blue sky” laws.

11. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee’s legal representatives.

12. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, or Legal Representative entitled to the Optionee’s rights hereunder.

13. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

14. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

15. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

Outside Plan ION NETWORKS, INC. STOCK OPTION AGREEMENT

Optionee:	Patrick E. Delaney	Grant Date	January 28, 2004
	149 Mill Road	Shares Granted:	250,000
	North Hampton,	Price per Share:	$0.045
	NH 03862	Option Type:	NQ
		Option Plan:	Outside Plan
		Option ID:	Outside Plan - 694
		Vesting Start Date:	January 28,2004
		Grant Expiration Date:	January 29, 2009

Definitions:

For the purpose of this document, “Cause” is defined as termination of Executive by the Company for infractions by the Executive’s gross negligence, felony conviction and significant breach of Executive’s duties pursuant to the Employment Agreement.

Vesting:

Subject to the terms of the Plan as set forth on the following pages, 100% of the total number of shares subject to each option will vest immediately.

Date of Vest	Shares Vesting Over the Period	Vesting in Period Occurs	Last Date to Exercise

January 28, 2004	250,000	End of Period	January 28, 2009

IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

/s/ Patrick E. Delaney	By: /s/ Steve Deixler
————————————————	————————————
3. Patrick E. Delaney	Name: Steve Deixler Title: Chairman of the Board

ION NETWORKS
NONQUALIFIED STOCK OPTION CONTRACT

                This Non-Qualified Stock Option Contract (this “Contract”) is between ION Networks, Inc., a Delaware corporation (the “Company”), and Patrick E. Delaney, an individual (the “Optionee”).

                The parties agree as follows:

                                4.               Option Granted. The Company, in accordance with the determination of the Company’s Board of Directors (the “Board”) and subject to the terms and conditions of this Contract, hereby grants to the Optionee an option to purchase up to the number of shares of the Company’s common stock (“Common Stock”) at the exercise price (the “Exercise Price”) specified in the Notice of Grant of Stock Option (the “Grant Notice”) accompanying this Contract, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby. This option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and is not an option issued under any of the Company’s stock option plans.

                                5.               Term.

                                (a)             The term of this option shall be as stated in the Grant Notice, subject to earlier termination as provided in this Contract. This option vests and is exercisable in accordance with the terms specified in the Grant Notice.

                                (b)             The right to purchase shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the term of this option as herein provided.

                                6.               Exercise. This option may be exercised only by executing and delivering to the Company at its then principal office (currently 120 Corporate Blvd., South Plainfield, NJ 07080), Attention: Chief Financial Officer, accompanied by payment in full of the aggregate Exercise Price therefor (a) in cash or by certified check, (b) with the consent of the Company, with previously acquired shares of Common Stock (i) that are fully paid, vested, transferable and have been held by the Optionee for the requisite period to avoid a charge to the Company’s earnings for financial accounting purposes, and (ii) having an aggregate Fair Market Value (as defined below), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with the consent of the Company, with a combination of the foregoing.

                                7.               Withholding Taxes. The Company (or a Parent or any of its Subsidiaries) may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount that the Company (or a Parent or any of its Subsidiaries) determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant, exercise or disposition of this option or the disposition of the underlying shares of Common Stock.

Alternatively, the Company (or any Parent or any of its Subsidiaries) may require the Optionee to pay the Company such amount (or any Parent or any of its Subsidiaries) and the Optionee agrees to pay such amount to the Company (or any Parent or any of its Subsidiaries) in cash, promptly upon demand.

                                8.               Termination of Relationship. If Optionee’s employment or consulting or advisory relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Optionee, Optionee may exercise this option to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such option shall terminate immediately. A change of status from that of an employee to that of a consultant, or from consultant to employee, shall not be deemed to trigger a termination of the Optionee’s status as an employee or consultant.

                For the purposes of this Contract, an employment or consulting relationship shall be deemed to exist between Optionee and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of the Contract during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the Optionee’s right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceed ninety (90) days and the Optionee’s right to re-employment is not guaranteed by statute or by contract, the employment or consulting relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

                                9.               Death or Disability of Optionee. If Optionee dies (a) while Optionee is employed by, or is a consultant to, the Company, any Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Optionee’s employment or consulting relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Optionee’s Disability, the options granted hereunder may be exercised, to the extent exercisable on the date of the Optionee’s death, by the Optionee’s Legal Representative, at any time within one (1) year after death, but not thereafter and in no event after the date such option would otherwise have expired. If Optionee’s employment or consulting relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Optionee’s Disability, the Optionee may exercise the options granted hereunder, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date such options would otherwise have expired.

                                10.             Compliance with Securities Laws.

                                (a)             Notwithstanding anything herein to the contrary, this option shall not be exercisable by the Optionee unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current and which remains effective and current at the time of exercise or (ii) there is an exemption (without the necessity of any action on the part of the Company to take any action to implement such exemption) from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise, and in any event shall be exercisable only to the extent vested at the time of exercise. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act or any state securities laws or to keep any registration statement effective or current.

                                (b)             Notwithstanding anything herein to the contrary, if at any time the Board determines, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval, or filing with, of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such filing, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                                11.             Investment Representations.

                                (a)             The Optionee hereby represents and warrants to the Company that, unless a registration statement under the Securities Act with respect to the shares of Common Stock to be received upon an exercise of this option is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for the Optionee’s own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (i) a registration statement under the Securities Act that is effective and current with respect to the sale of shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution and, in each such case, in full compliance with all applicable state securities laws. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option.

                                (b)             The Optionee represents and agrees that the Optionee will comply with all applicable laws relating to the grant and exercise of this option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and “blue sky” laws.

                                12.             Adjustments upon Changes in Common Stock. (a) In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination, merger, consolidation, sale of all or substantially all of the assets of the Company, or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, then, subject to paragraph (b) of this Section 9, the aggregate number and kind of shares subject to this Contract, and the exercise price thereof, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to this Contract without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 9 if such adjustment would cause this Contract to fail to comply with Rule 16b-3 of the Exchange Act (if applicable to this Contract).

                                (b)             In the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company shall, as to this Contract, either (1) make appropriate provision for the protection of any outstanding options hereunder by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the share subject to this Contract immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to this Contract immediately before such substitution over the purchase price hereof, or (2) upon written notice to Optionee, provide that the options underlying this Contract must be exercised within a specified number of days of the date of such notice or they will be terminated.

                                13.             Escrow/Legends. The Company may affix such appropriate legend or legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary, appropriate or desirable to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or any applicable state securities law, or (b) implement the provisions or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock. To the extent that any shares of Common Stock issued upon exercise of this option are unvested, the certificates for such shares shall be endorsed with an appropriate legend evidencing the Company’s repurchase rights and may be held in escrow with the Company until such shares vest.

                                14.             No Right to Employment. Nothing in this Contract shall confer upon the Optionee any right to continue as an employee, officer or director of, or consultant to, the Company, any Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, any Parent or its Subsidiaries to terminate the Optionee’s relationship therewith at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

                                15.             Transfer Limitations. This option is not transferable by the Optionee and may be exercised (a) during the lifetime of the Optionee, only by the Optionee and (b) after the death of the Optionee, only by the personal representative of the Optionee’s estate.

                                16.             Successors and Assigns. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to the personal representative of the Optionee’s estate.

                                17.             Governing Law. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, other than those laws that would defer to the substantive laws of another jurisdiction.

                                18.             Partial Invalidity. The invalidity, illegality or unenforceability of any term or provision herein shall not affect the validity, legality or enforceability of any other term or provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law. This Contract shall not be construed or interpreted with any presumption against the Company by reason of the Company causing this Contract to be drafted.

                                19.             Amendments. This Contract may not be amended or modified except by an instrument in writing signed by the parties hereto, and no term or provision hereof may be waived by any party except by an instrument in writing signed by such party.

                                20.             Definitions.

                                (a)            “Cause”, in connection with the termination of the Optionee, shall mean (A) indictment of the Optionee for any illegal conduct, (B) failure of the Optionee to adequately perform any of the Optionee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from the Optionee’s physical or mental incapacity), (C) the commission of any act or failure to act by the Optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any violation by the Optionee of any Company rule or policy, in each case as determined by the Board.

                                (b)            “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                                (c)            “Fair Market Value” of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market (“Nasdaq”), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Section 3 are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Board by any method consistent with any applicable regulations adopted by the United States Treasury Department relating to stock options.

                                (d)            “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of the Optionee in the event that the Optionee is deceased or incapacitated.

                                (e)            “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code.

                                (f)             “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.